                                                                     EXHIBIT 13

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,650,000, 365,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General International Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                            Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title:  Chairman and CEO                        Title:  Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $2,850,000, 285,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Large Cap Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                              American General Series
Life Insurance Company                             Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title:  Chairman and CEO                        Title:  Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $4,050,000, 405,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Mid Cap Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                           Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title:  Chairman and CEO                        Title:  Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,900,000, 390,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Small Cap Growth Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                    American General Series
Life Insurance Company                   Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title:  Chairman and CEO                        Title:  Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,600,000, 360,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General International Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                          American General Series
Life Insurance Company                         Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title:  Chairman and CEO                        Title:  Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $2,900,000, 290,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Large Cap Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                         American General Series
Life Insurance Company                        Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                  By: /s/ JOHN A. GRAF
   ----------------------------                 -----------------------------
Title: Chairman and CEO                      Title: Chairman and President
       ------------------------                     -------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,950,000, 395,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Mid Cap Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                         American General Series
Life Insurance Company                        Portfolio Company 3




By:  /s/ THOMAS L. WEST, JR.                 By: /s/ JOHN A. GRAF
    --------------------------                   ----------------------------
Title: Chairman and CEO                      Title: Chairman and President
       -----------------------                      -------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $3,850,000, 385,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Small Cap Value Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                       American General Series
Life Insurance Company                      Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                By: /s/ JOHN A. GRAF
   ----------------------------               -----------------------------
Title: Chairman and CEO                    Title: Chairman and President
       ------------------------                   -------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Socially Responsible Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                         American General Series
Life Insurance Company                        Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                  By: /s/ JOHN A. GRAF
    ------------------------                     --------------------------
Title: Chairman and CEO                      Title: Chairman and President
       ---------------------                        -----------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Balanced Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                     American General Series
Life Insurance Company                    Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.              By: /s/ JOHN A. GRAF
    --------------------------               ------------------------------
Title: Chairman and CEO                  Title: Chairman and President
       -----------------------                  ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General High Yield Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                   American General Series
Life Insurance Company                  Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.            By: /s/ JOHN A. GRAF
    --------------------------             -----------------------------
Title: Chairman and CEO                Title: Chairman and President
       -----------------------                --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Strategic Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                           American General Series
Life Insurance Company                           Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                    By: /s/ JOHN A. GRAF
   ------------------------------                 ------------------------------
Title: Chairman and CEO                        Title: Chairman and President
      ---------------------------                    ---------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $1,250,000, 125,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Domestic Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                             Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title: Chairman and CEO                        Title: Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Core Bond Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                            Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title: Chairman and CEO                         Title: Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Money Market Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                            Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title: Chairman and CEO                         Title: Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Growth Lifestyle Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                            Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title: Chairman and CEO                         Title: Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Moderate Growth Lifestyle Fund.

         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                            Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title: Chairman and CEO                         Title: Chairman and President
      --------------------------                      --------------------------

                             SUBSCRIPTION AGREEMENT

         Agreement between The Variable Annuity Life Insurance Company (hereinafter "VALIC"), a stock life insurance company existing under and by virtue of the laws of the State of Texas and American General Series Portfolio Company 3 (hereinafter the "Fund"), a business trust organized and existing under and by virtue of the laws of the State of Delaware.

         In consideration of the mutual promises set forth herein, the parties agree as follows:

         1. The Fund agrees to sell to VALIC and VALIC agrees to purchase for the aggregate amount of $5,000,000, 500,000 shares of beneficial interest, $.01 Par Value, of the Fund's series (hereinafter the "Shares") designated the American General Conservative Growth Lifestyle Fund.


         2. VALIC acknowledges that the Shares have not been registered under any state or federal securities laws and that, therefore, the Fund is relying on certain exemptions therein from such registration requirements, including exemptions dependent on the intent of the undersigned in acquiring the Shares. VALIC also understands that any resale of the Shares, or any part thereof, may be subject to restrictions under state and federal securities laws, and that VALIC may be required to bear the economic risk of an investment in the Shares for an indefinite period of time.

         3. VALIC represents and warrants that it is acquiring the Shares solely for its own account and solely for investment purposes and not with a view to the resale or disposition of all or any part thereof, and that it has no present plan or intention to sell or otherwise dispose of the Shares or any part thereof; and

         4. VALIC agrees that it will not sell or dispose of the Shares or any part thereof unless registration statements with respect to such Shares are then in effect under the Securities Act of 1933 and under any applicable state securities laws or unless the undersigned shall have delivered to the Fund an opinion of counsel acceptable to the Fund, in form and substance acceptable to the Fund, that no such registration is necessary.

         IN WITNESS THEREOF, the parties hereto have executed this Agreement by their duly authorized representatives this 1st day of September, 1998.


The Variable Annuity                            American General Series
Life Insurance Company                            Portfolio Company 3




By: /s/ THOMAS L. WEST, JR.                     By: /s/ JOHN A. GRAF
   -----------------------------                   -----------------------------
Title: Chairman and CEO                         Title: Chairman and President
      --------------------------                      --------------------------